EXHIBIT 32.2

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Paul M. Joeckel, the Secretary/Vice President Operations of Eagle Exploration
Company, (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended December 31, 2003 (the "Report") fully complies with the requirements of  Section  13 (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15
     U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated  February 17, 2004
                                          /s/  Paul M. Joeckel
                                          Name: Paul M. Joeckel
                                          Title: Secretary/Vice President
                                                 Operations